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                          SECURITIES AND EXCHANGE COMMISSION

                               WASHINGTON, D.C.  20549
                                     _________

                                       FORM 8-K

                                    CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15 (d) OF THE
                           SECURITIES EXCHANGE ACT OF 1934



               Date of Report (Date of earliest event reported):
                       AUGUST 17, 1998 (AUGUST 11, 1998)
                       ---------------------------------


                                     CIBER, INC.
                                     -----------
                (Exact name of registrant as specified in its charter)



      DELAWARE                        0-23488                  38-2046833
      --------                        -------                  ----------
(State or other jurisdiction       (Commission               (IRS Employer
     of incorporation)             File Number)            Identification No.)



              5251 DTC PARKWAY, SUITE 1400, ENGLEWOOD, COLORADO 80111
              -------------------------------------------------------
              (Address of principal executive offices)     (Zip Code)



         Registrant's telephone number, including area code:  (303) 220-0100



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                                    CIBER, Inc.
                      Information to be included in the Report

ITEM 5. OTHER EVENTS.

        On August 11, 1998, CIBER, Inc. issued approximately 1,150,000 shares of its common stock and assumed substantially of the liabilities of EJR Computer Associates, Inc. ("EJR") in exchange for all of the assets of EJR. This business combination will be accounted for as a pooling of interests.

ITEM 7 (c). EXHIBITS.

1. News Release dated August 12, 1998 announcing the merger with EJR Computer Associates, Inc.






        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                  CIBER, INC.



Date:   August 17, 1998                      By:  /s/ Christopher L. Loffredo
                                                  -----------------------------
                                                  Christopher L. Loffredo
                                                  V.P./Chief Accounting Officer